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                                                                    Exhibit 23.1



                       [ARTHUR ANDERSEN LLP LETTERHEAD]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Nortek, Inc.:

        As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 12, 1997 included in Nortek, Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this Registration Statement.



                                                         /s/ Arthur Andersen LLP
                                                        ------------------------
                                                        ARTHUR ANDERSEN LLP


Boston, Massachusetts
October 10, 1997